                                 Exhibit 10.1

                 Amendments P00006 through P00007, inclusive,
                       to Contract No. N00123-94-D-0033

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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                                            1       2
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2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO. (If applicable)
   P00007                            02 Sep 1995           N63126-92-RC-44002
---------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY            CODE         N00244             7. ADMINISTERED BY (If other than Item 6)         CODE  S3306A
   Fleet and Industrial Supply Center, Long Beach Det.     DCMAO Syracuseo
   Bldg 53, 2nd Floor, Long Beach, CA 90822-5074           615 Erie Blvd. West Suite 200
   Colleen Trickey, L221F, 310/901-3716                    Syracuse, NY 13204-2408



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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO.

   COMPTEK FEDERAL SYSTEMS, INC.                                              ---------------------------------------------
   BUFFALO TECHNOLOGY CAMPUS                                                    9B. DATED (SEE ITEM 11)
   2732 TRANSIT ROAD
   BUFFALO, NY 14224-2523                                                     ---------------------------------------------
                                                                               10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                    N00123-94-D-0033
                                                                            X ---------------------------------------------
-----------------------------------------------------------------------------  10B. DATED (SEE ITEM 13)
CODE    OTTJ6                                   FACILITY CODE                       29 APR 94
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                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
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[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
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                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.

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    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
X      appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).

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    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

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    D. OTHER (Specify type of modification and authority)

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E.  IMPORTANT:  Contractor [X] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                SEE PAGE 2

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     R. W. CENGIA
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15B. CONTRACTOR/OFFEROR             15C. DATE SIGNED            16B. UNITED STATES OF AMERICA            16C. DATE SIGNED
                                                                 By  R. W. CENGIA                             9/13/95
---------------------------------------                             ---------------------------------------
(Signature of person authorized to sign)                            (Signature of Contracting Officer)
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NSN 7540-01-152-8070                            30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                    Prescribed by GSA
                                                                                             FAR (48 CFR) 53.243


N00123-94-D-0033
Modification P00007
Page 2 of 2


The purpose of this modification is to make corrections on Page
2, P00006.

Delete paragraph 1, page 2.

Replace with:

1.   SF 26, Block 15G, is hereby revised as follows:

                                     FROM              BY              TO
                                  ----------        ----------     ----------
Estimated Cost                  $22,712,480        $15,520,243     $38,232,723
Fixed Fee                           824,430            612,708       1,437,138
Total Estimated CPFF            $23,536,910        $16,132,951     $39,669,861


All other terms and conditions remain unchanged.

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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                                             1   |   2
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2. AMENDMENT/MODIFICATION NO.  |  3. EFFECTIVE DATE   | 4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicable)
     P00006                    |      01 Sep 1995     |      N63126-92-RC-44002          |
-------------------------------|----------------------|--------------------------------------------------------------------
6. ISSUED BY            CODE   |  N00244              | 7. ADMINISTERED BY (If other than Item 6)     CODE | S3306A
                                --------------------- |                                                     ---------------
   Fleet and Industrial Supply Center, Long Beach Det.|     DCMAO Syracuseo
   Bldg 53, 2nd Floor, Long Beach, CA 90822-5074      |     615 Erie Blvd. West Suite 200
   Colleen Trickey, L221F, 310/901-3716               |     Syracuse, MU 13204-2408
                                                      |
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)|(X)|9A. AMENDMENT OF SOLICITATION NO.
                                                                           |---|
   COMPTEK FEDERAL SYSTEMS, INC.                                           |   |-------------------------------------------
   BUFFALO TECHNOLOGY CAMPUS                                               |   |9B. DATED (SEE ITEM 11)
   2732 TRANSIT ROAD                                                       |   |
   BUFFALO, NY 14224-2523                                                  |---|-------------------------------------------
                                                                           |   |10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                           |   |  N00123-94-D-0033
                                                                           | X |-------------------------------------------
---------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CODE   OTTJ6                  | FACILITY CODE                              |   |  29 APR 94
---------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------------
[ ]  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                   [ ] is extended,  [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA
----------------------------------------------------------------------------------------------------------------------------
                                 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------
  (X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
     | CONTRACT ORDER NO. IN ITEM 10A.
     |
----------------------------------------------------------------------------------------------------------------------------
     | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
     | appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
     |
----------------------------------------------------------------------------------------------------------------------------
     | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
     |
----------------------------------------------------------------------------------------------------------------------------
     | D. OTHER (Specify type of modification and authority)
 X   | Unilateral per FAR Clause 52.217-9, Option to Extend the Term of the Contract (MAR 1989)
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E.  IMPORTANT:  Contractor [x] is not, [ ] is required to sign this document and return ___ copies to the issuing office.

----------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                             -SEE HEREIN-


Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                |  16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                             |        R. W. CENGIA
----------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                   |15C. DATE SIGNED  |  16B. UNITED STATES OF AMERICA           |16C. DATE SIGNED
                                          |                  |   By /s/ R. W. Cengia                    |
---------------------------------------   |                  |      ----------------------------------- |
(Signature of person authorized to sign)  |                  |      (Signature of Contracting Officer)  |   8/23/95
----------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                       STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                    Prescribed by GSA
                                                                                             FAR (48CFR) 53.243


N00123-94-D-0033
Modification P00006
Page 2 of 2

a. This modification is issued to exercise Option Period Two, CLINs 0005 and 0006, in accordance with Section B of the Schedule. Accordingly, the following terms and conditions are hereby revised:

       1.   SF 26, Block 15G, is hereby revised as follows:

                                     FROM               BY             TO
                                  ----------        ----------      ----------
Estimated Cost                  $20,612,480        $15,520,243     $36,132,723
Fixed Fee                           824,430            612,708       1,437,138
Total Estimated CPFF            $21,436,910        $16,132,951     $37,569,861

       2.   SECTION B - SUPPLIES OR SERVICES AND PRICES, FEE
ADJUSTMENT DUE TO VARIATIONS IN THE LEVEL OF EFFORT AND PAYMENT
OF FEE, is hereby revised in part as follows:

                DELETE:    29 April 1994 through 31 August 1995
               INSERT:    1 September 1995 through 31 August 1996

       3.   SECTION I - CONTRACT CLAUSES, Far Clause 52.216-22,
Indefinite Quantity, is hereby revised in part as follows:

                DELETE:    31 December 1995
                INSERT:    31 December 1996

       4.   SECTION I - CONTRACT CLAUSES, FAR Clause 52.116-18,
Ordering, is hereby revised in part as follows:

                DELETE:    29 April 1994 through 31 August 1995
               INSERT:    1 September 1995 through 31 August 1996

b. As a result of this modification, the total estimated cost plus fixed fee is hereby increased from $21,436,910 by $16,132,951 to $37,569,861.

c.   All other terms and conditions remain unchanged.